As filed with the Securities and Exchange Commission on April 30, 2003
                                                     1933 Act File No. 002-94932
                                                     1940 Act File No. 811-04181


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]
                            Pre-Effective Amendment No. ___                  [ ]
                            Post-Effective Amendment No. 21                  [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 21                             [X]

                    FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Vice President and Secretary
                    First Investors U.S. Government Plus Fund
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box)
      [ ]  immediately upon filing pursuant to paragraph (b)
      [X]  on May 1, 2003 pursuant to paragraph (b)
      [ ]  60 days after filing pursuant to paragraph (a)(1)
      [ ]  on (date) pursuant to paragraph (a)(1)
      [ ]  75 days after filing pursuant to paragraph (a)(2)
      [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

      Cover Sheet

      Contents of Registration Statement

      Prospectus for First Investors U.S. Government Plus Fund

      Statement of Additional Information for First Investors U.S. Government Plus Fund

      Part C - Other Information

      Signature Page

      Exhibits

[LOGO] FIRST INVESTORS


         U.S. GOVERNMENT PLUS FUND - 1st Fund











         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2003.

                                     CONTENTS

OVERVIEW OF THE FUND


o  What is the Fund?...........................................................3

   o  Objective................................................................3
   o  Principal Investment Strategies..........................................3
   o  Principal Risks..........................................................3

o  How has the Fund performed?.................................................4

o  What are the fees and expenses of the Fund?.................................6

THE FUND IN DETAIL

o  What are the Fund's objective, principal investment strategies and principal risks?........................................................7

o  Who manages the Fund?.......................................................8

BUYING AND SELLING SHARES

o  How and when does the Fund price its shares?................................8

o  How do I buy shares?........................................................8

o  How do I sell shares?.......................................................8

ACCOUNT POLICIES

o  What about dividends and capital gain distributions?........................9

o  What about taxes?...........................................................9

FINANCIAL HIGHLIGHTS..........................................................10

                  OVERVIEW OF THE U.S. GOVERNMENT PLUS FUND- 1st FUND

                                   WHAT IS THE FUND?



Objective:              The Fund seeks first to generate income and, to a lesser
                        extent, achieve long-term capital appreciation.


Principal Investment    The Fund primarily invests  in non-callable zero  coupon
Strategies:             bonds issued or guaranteed by the U.S. government,  its
                        agencies or instrumentalities that mature on or around the maturity date of the Fund (December 31, 2004). A very small portion of the Fund's assets are invested opportunistically in equity securities of companies with small market capitalizations ("small-cap stocks"), which have the potential for substantial long-term growth.
                        With respect to that portion of its portfolio that is invested in stocks, the Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, have new management, or are experiencing some other "special situation" which makes their stocks undervalued. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund needs cash to meet redemptions.

Principal               The main risk of investing in the Fund is interest  rate
Risks:                  risk.  The  zero  coupon  bonds  held  by the  Fund  are
                        sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price.
                        Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds of the same maturities that pay interest periodically. To a lesser degree, an investment in the Fund is subject to stock market risk due to its holdings of small-cap stocks. Small-cap stocks carry more risk than larger-cap stocks because they are often in the early stages of development, depend on a small number of products or services, lack substantial financial resources, and lack predictable earnings. Small-cap stocks also tend to be less liquid, and experience sharper price fluctuations than stocks of companies with large capitalizations.


                        Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                        AN  INVESTMENT  IN THE FUND IS NOT A BANK DEPOSIT AND IS
                        NOT  INSURED  OR  GUARANTEED  BY  THE  FEDERAL   DEPOSIT
                        INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                           HOW HAS THE FUND PERFORMED?


The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart shows changes in the performance of the Fund's shares for each of the last ten calendar years (or the life of the Fund, if less). The bar chart does not reflect sales charges that you may pay upon purchase of Fund shares. If they were included, the returns would be less than those shown.



                           U.S. GOVERNMENT PLUS FUND
                          [BAR CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
19.44%  -10.90% 28.29%  -1.86%  9.10%   11.47%  -5.12%  11.22%  7.55%   6.65%

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------

During the periods shown, the highest quarterly return was 10.77% (for the quarter ended June 30, 1994), and the lowest quarterly return was -7.77% (for the quarter ended March 30, 1993).

THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows the Fund's average annual total returns, assuming reinvestment of dividends and distributions, if any, and payment of the current maximum sales charge. The returns are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

                                  AVERAGE ANNUAL TOTAL RETURNS
                            (For the periods ended December 31, 2002)
---------------------------------------------------------------------------------------------------------------------
                                                                         1 YEAR         5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                      -1.88%          4.42%            6.13%
Return After Taxes on Distributions                                      -5.21%          1.13%            2.76%
Return After Taxes on Distributions and Sale of Fund Shares              -0.62%          1.78%            3.22%
---------------------------------------------------------------------------------------------------------------------
Index
Lehman Brothers Long Term Treasury Index                                 16.79%          8.86%            9.37%
Lehman Brothers Intermediate Index                                        9.28%          7.29%            6.83%
---------------------------------------------------------------------------------------------------------------------

                  WHAT ARE THE FEES AND EXPENSES OF THE FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases                    8.00%*
     (as a percentage of offering price)

Maximum deferred sales charge (load) (as a percentage of            None
     the lower of purchase price or redemption price)


* THE FUND IS NOT CURRENTLY BEING SOLD, EXCEPT TO EXISTING SHAREHOLDERS THROUGH REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS FROM THE FUND. DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED AT NAV.



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


---------------------------------------------------------------------------------------
                                  Total Annual          Fee Waiver
Management            Other      Fund Operating        and Expense           Net
   Fees              Expenses      Expenses           Assumption (1),      Expenses
   (1)                 (2)            (3)                  (2)               (3)
---------------------------------------------------------------------------------------
  1.00%               1.61            2.61                 1.51              1.10
---------------------------------------------------------------------------------------


(1) For the fiscal year ended December 31, 2002, the Adviser waived Management Fees in excess of 0.60% for the Fund. The Adviser has contractually agreed with the Fund's Board of Directors/Trustees ("Board") to waive Management Fees in excess of 0.60% for the fiscal year ending December 31, 2003.
(2) For the fiscal year ended December 31, 2002, the Adviser assumed Other Expenses in excess of 0.50%. The Adviser has contractually agreed with the Fund's Board to assume Other Expenses in excess of 0.50% for the fiscal year ending December 31, 2003.

(3) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except in year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
   One Year          Three Years            Five Years            Ten Years
--------------------------------------------------------------------------------
    $903               $1,414                 $1,950                $3,405
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL



                      WHAT  IS  THE  FUND'S  OBJECTIVE,   PRINCIPAL   INVESTMENT
                      STRATEGIES, AND PRINCIPAL RISKS?

OBJECTIVE:            The Fund seeks first to  generate  income and, to a lesser extent, achieve long-term capital appreciation.

PRINCIPAL INVESTMENT  Under normal circumstances,  the Fund will invest at least
STRATEGIES:           80% of its net assets in obligations  issued or guaranteed as to  payment  of  principal  and  interest  by the  U.S.
                      government,  its agencies or  instrumentalities.  The Fund will notify  shareholders  at least 60 days before  making any change to this 80%  policy.  Substantially  all of the
                      Fund's  assets are invested in  non-callable,  zero coupon bonds issued or  guaranteed  by the U.S.  government,  its agencies or instrumentalities that mature on or around the maturity date of the Fund (December 31, 2004). Zero coupon securities  are  debt  obligations  that  do  not  entitle holders to any  periodic  payments  of  interest  prior to maturity and  therefore are issued and traded at discounts from their face values.  The discounts from face values at
                      which  zero  coupon   securities   are  purchased   varies
                      depending on the time remaining until maturity, prevailing interest rates, and the liquidity of the security. Because the  discounts  from face  values are known at the time of
                      investment,   investors  intending  to  hold  zero  coupon
                      securities   until   maturity  know  the  value  of  their
                      investment return at the time of investment assuming full payment is made by the issuer upon maturity.

                      A very small portion of the Fund's assets are invested opportunistically in equity securities of companies with small market capitalizations, which have the potential for substantial long-term growth. The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, have new management, or are experiencing some other "special situation" which makes their stocks undervalued. Because these companies tend to be smaller, their growth potential is often greater.

                      The  Fund  generally  follows  a  buy  and  hold  strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. The Fund may sell an investment when it needs cash to meet redemptions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund is so invested, it may not achieve its investment objective.

                      As  the  Fund's  maturity  date  approaches,   the  Fund's
                      holdings of bonds and stocks will be liquidated and reinvested in short term U.S. government securities.

                      Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL             Any  investment  carries  with it some  level of risk.  An
RISKS:                investment  offering greater  potential  rewards generally carries greater risks. Here are the principal risks of investing in the U.S. Government Plus Fund:

                      INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

                      The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

                      MARKET RISK: Because this Fund invests in a few stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets. The market risk associated with small-cap stocks is greater than that associated with larger-cap stocks because small-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets.

                      Small-cap companies are generally dependent on a small number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, and may depend on a small, inexperienced management group.

                      LIQUIDITY RISK: Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.


                      OTHER RISKS: Because the Fund is not selling shares to the public, except to existing shareholders through reinvestments of dividends or distributions from the Fund, redemptions by shareholders could require the Fund to sell securities at unfavorable prices and could raise the remaining shareholders' pro rata share of expenses for the Fund.


                              WHO MANAGES THE FUND?


First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. It is currently an investment adviser to 50 mutual funds or series of funds with total net assets of over $5.2 billion as of December 31, 2002. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions. For the fiscal year ended December 31, 2002, FIMCO received advisory fees of 0.60% of average daily net assets, net of waiver, for the Fund.

The Fund is managed by a team of portfolio managers.

                            BUYING AND SELLING SHARES

                  HOW AND WHEN DOES THE FUND PRICE ITS SHARES?


The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.


To calculate its NAV, the Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding.

The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.

                              HOW DO I BUY SHARES?

The Fund is not currently being sold, except to existing shareholders through reinvestment of dividends or distributions from the Fund. Dividends and distributions are reinvested at NAV.

                              HOW DO I SELL SHARES?


You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, N.J. 07095-1198.

Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

                                ACCOUNT POLICIES

              WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?


To the extent that it has net investment income, the Fund will declare and pay dividends from net investment income on an annual basis. The Fund will declare and distribute any net realized capital gains on an annual basis, usually after the end of the Fund's fiscal year. The Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gain.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your dividends and distributions in additional Fund shares in accordance with our "Returned Mail" policy, as described in our Shareholder Manual. No interest will be paid to you while a distribution remains uninvested.


A dividend or distribution paid on a class of shares will be paid in additional shares of the distributing class if it is under $10 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                WHAT ABOUT TAXES?


Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. Dividends and distributions of short-term capital gains (if any) are taxable to you as ordinary income. Distributions of long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.



------------------------------------------------------------------------------------------------------------------------
                                                     PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS FROM
                             ---------------------------------              -----------------------
                                            NET
                                          REALIZED
                                            AND
             NET ASSET                   UNREALIZED
               VALUE          NET       GAIN (LOSS)    TOTAL FROM       NET         NET                      NET ASSET
             BEGINNING     INVESTMENT        ON        INVESTMENT   INVESTMENT   REALIZED        TOTAL       VALUE END
              OF YEAR        INCOME     INVESTMENTS    OPERATIONS     INCOME       GAINS     DISTRIBUTIONS    OF YEAR
------------------------------------------------------------------------------------------------------------------------
1998           $10.25         $.723         $.453      $1.176          $.723        $.473       $1.196         $10.23
1999            10.23          .681        (1.205)      (.524)          .681         .145         .826          8.88
2000             8.88          .680          .317        .997           .681         .136         .817          9.06
2001             9.06          .682          .002        .684           .682         .092         .774          8.97
2002             8.97          .695         (.098)       .597           .695         .282         .977          8.59
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
                                                                           RATIO TO AVERAGE NET ASSETS
                                                   RATIO TO AVERAGE            BEFORE EXPENSES WAIVED
                                                      NET ASSETS*                   OR ASSUMED
                                                      -----------                   ----------
                               NET ASSETS,                       NET                          NET          PORTFOLIO
             TOTAL RETURN      END OF YEAR                    INVESTMENT                   INVESTMENT    TURNOVER RATE
                 (%)+        (IN THOUSANDS)   EXPENSES (%)    INCOME (%)   EXPENSES (%)    INCOME (%)         (%)
------------------------------------------------------------------------------------------------------------------------

1998             11.47           $1,235           1.10           6.35          1.93           5.52             1
1999            (5.12)            1,090           1.10           6.65          2.08           5.67             1
2000             11.22            1,093           1.10           7.18          2.26           6.02             0
2001             7.55             1,098           1.10           7.04          2.24           5.90             0
2002             6.65             1,017           1.10           7.08          2.61           5.57             2
------------------------------------------------------------------------------------------------------------------------
+ Calculated without sales charge.
* Net of expenses waived or assumed.


[LOGO] FIRST INVESTORS


                            U.S. GOVERNMENT PLUS FUND
                                    1st FUND




For more information about the Fund, the following documents are available for free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:
These Reports include the holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL
INFORMATION (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.


SHAREHOLDER MANUAL:
The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

To obtain free copies of Reports, the SAI and the Shareholder Manual, or to request other information, contact the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE:  1-800-423-4026


You can review and copy Fund documents (including reports, the Shareholder Manual and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.


                                     (Investment Company Act File No.: 811-4181)

              FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1ST FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003


95 Wall Street                                                   1-800-423-4026
New York, New York 10005


      First Investors U.S. Government Plus Fund-1st Fund ("U.S. Government Plus" or "Fund") is an open-end management investment company consisting of one series. The investment objectives of the Fund are, first, to generate income and, to a lesser extent, to achieve long-term capital appreciation. There can be no assurances that the objectives of the Fund will be realized.

      Shareholders will be notified prior to the actual maturity date concerning the timing of the Fund's liquidation, distribution of proceeds and rights (if any) to exchange proceeds into other First Investors funds without sales charge. Because the Fund is not selling new shares to the public, except for existing shareholders through reinvestments of dividends of distributions from the Fund, redemptions by shareholders could require the Fund to sell securities at unfavorable prices.

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2003, which may be obtained free of cost from the Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS
                                -----------------

History And Classification Of The Funds....................................2
Investment Strategies And Risks............................................2
Portfolio Turnover.........................................................4
Investment Policies........................................................4
Trustees And Officers......................................................6
Management.................................................................9
Responsibilities Of The Board Of The Fund.................................10
Board Consideration Of Advisory Agreement.................................11
Underwriter...............................................................12
Determination of Net Asset Value..........................................12
Allocation Of Portfolio Brokerage.........................................13
Purchase And Redemption Of Shares.........................................14
Taxes.....................................................................16
Beneficial Ownership......................................................17
Performance Information...................................................18
General Information.......................................................21
Appendix A-Description Of Commercial Paper Ratings.......................A-1
Appendix B-Financial Statements..........................................B-1
Appendix C-Shareholder Manual............................................C-1

                     HISTORY AND CLASSIFICATION OF THE FUNDS

      The U.S. Government Plus Fund is a Massachusetts business trust organized on July 8, 1985. The Fund is a diversified management investment company. The Board of Trustees ("Board") of the Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value. Shares of the Fund have equal dividend, voting, liquidation and redemption rights. Government Plus Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Government Plus Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.



                         INVESTMENT STRATEGIES AND RISKS

      GOVERNMENT SECURITIES. Government Securities are debt obligations issued by the U.S. Treasury to finance the activities of the U.S. Government.
Government Securities come in the form of Treasury bills, notes and bonds. Treasury bills mature (are payable) within one year from the date of issuance and are issued on a discount basis. Treasury bills do not make interest payments. Rather, an investor pays less than the face (or par) value of the Treasury bill and, by holding it to maturity, will receive the face value. Treasury notes and bonds are intermediate and long-term obligations, respectively, and entitle the holder to periodic interest payments from the U.S. Treasury. Accordingly, Treasury notes and bonds are usually issued at a price close to their face value at maturity.

      Zero Coupon Securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest payments. A Zero Coupon Security pays no cash interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value (sometimes referred to as a "deep discount" price).

      In the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the interest portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). More recently, the U.S. Treasury Department has facilitated the stripping of Treasury notes and bonds by permitting the separated corpus and interest to be transferred directly through the Federal Reserve Bank's book-entry system. This program, which eliminates the need for custodial or trust accounts to hold the Treasury securities, is called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Each such stripped instrument (or receipt) entitles the holder to a fixed amount of money from the Treasury at a single, specified future date. The U.S. Treasury redeems Zero Coupon Securities consisting of the corpus for the face value thereof at maturity, and those consisting of stripped interest for the amount of interest, and at the date, stated thereon.

      The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S. Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to the Fund until maturity. These securities are purchased with original issue discount, which must be included in the gross income of the Fund as it accrues over the life of the securities. Because interest on Zero Coupon Securities is compounded over the life of the instrument, there is more income in later years, as compared with earlier years, with these securities. While the Fund intends to hold all Zero Coupon Securities until maturity, the market prices of Government Securities move inversely with respect to changes in interest rates prior to their maturity.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. The Fund may invest in restricted and illiquid securities. Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the Securities Act of 1933 ("1933 Act"). Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutionally buyers under exemptions from registration under the 1993 Act, such as Rule 144A, or in subsequent registered offerings. The Fund may register restricted securities for resale. The registration of securities for resale involves costs and the Fund generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.

      Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. The Fund considers restricted securities to be illiquid unless their adviser or subadviser determines that such securities are liquid under policies and procedures that have been approved by the Board of Directors or Trustees ("Board") of the Fund. The Fund also consider repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.

      It may be difficult or impossible for the Fund to resell restricted or illiquid securities. As a result, the Fund could suffer losses by investing in such securities. It may also be difficult to value such securities. The Fund could also incur costs (such as registration fees) to resell restricted securities.

      WHEN-ISSUED SECURITIES. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. Under such an arrangement, delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by the Fund. The purchase price to be paid by the Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities "when-issued." The Fund is permitted to sell when-issued securities prior to issuance of such securities, but will not purchase such securities with that purpose intended. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. After the Fund is committed to purchase when-issued securities, but prior to the issuance of the securities, it is subject to adverse changes in the value of these securities based upon changes in interest rates, as well as changes based upon the public's perception of the issuer and its creditworthiness. When-issued securities' market prices move inversely with respect to changes in interest rates. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

                               PORTFOLIO TURNOVER

      Although the Fund generally does not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of purchase were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 2001 and 2002, the Fund had portfolio turnover rates of 0% and 2%, respectively.


                               INVESTMENT POLICIES

      The Fund's investment objective, as set forth in its prospectus, is a fundamental investment policy which may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund as defined by the Investment Company Act of 1940, as amended ("1940 Act"). As defined by the 1940 Act, "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      The Fund also has adopted the investment policies that are set forth below. The policies that are identified as fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Non-fundamental policies may be changed by the Board of the Fund without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of a particular Fund's assets as a whole will not cause a violation of the following investment policies so long as percentage restrictions are observed by the Fund at the time it purchases any security.

      The Fund has adopted the following fundamental investment policies. The Fund will not:

      1. Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

      2.   Make short sales of securities.

      3.   Write put or call options.

      4. With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      5. Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      6. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

      7. Buy or sell real estate, commodities, or commodity contracts (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral explorations, provided, however, the Fund may invest in securities secured by real estate or interest in real estate.

      8. Issue any "senior security" as such term is defined by the 1940 Act except as expressly permitted by the 1940 Act.

      9. Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      10. Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its assets.

      11. Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with investment restriction (10) above, provided that the Fund maintains asset coverage of at least 300% for pledged assets.

      12. Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Trustees may, on the request of broker-dealers or other institutional investors that they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans, repurchase agreements with more than seven days to maturity, and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

      13. Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of issuers that, including predecessors, have a record of less than three years' continuous operation.

      The Fund has adopted the following non-fundamental investment restriction, which may be changed without shareholder approval.

      1. The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for Section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      2. Under normal circumstances, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund will notify shareholders at least 60 days before making any change to this 80% policy.


                              TRUSTEES AND OFFICERS

      Set forth below is information about the Trustees, including information about their principal occupations (if any) during the past five years, their investments in the First Investors Funds, and their compensation as Trustees. Information is also set forth concerning Fund officers who are not Trustees. The address of each Director/Trustee and each Officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, NY 10005.

--------------------------------------------------------------------------------

                                                   DISINTERESTED TRUSTEES

--------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                      POSITION(S) HELD WITH                                  PORTFOLIOS      OTHER
                                       THE FUND COVERED BY       PRINCIPAL OCCUPATION(S)     IN FUND      TRUSTEESHIPS/
                                       THIS SAI AND LENGTH             DURING PAST           COMPLEX     DIRECTORSHIPS
      NAME AND DATE OF BIRTH               OF SERVICE*                  5 YEARS              OVERSEEN        HELD

--------------------------------------------------------------------------------------------------------------------------
Robert M. Grohol        12/16/1932        Trustee since              None/Retired               50           None
                                            6/30/2000
--------------------------------------------------------------------------------------------------------------------------
Rex R. Reed             3/19/1922         Trustee since              None/Retired               50           None
                                            3/31/1984
--------------------------------------------------------------------------------------------------------------------------
Herbert Rubinstein      6/14/1921         Trustee since              None/Retired               50           None
                                            9/20/1979
--------------------------------------------------------------------------------------------------------------------------
                                                               Owner Hampton Properties
James M. Srygley        10/17/1932        Trustee since       (real property management         50           None
                                            1/19/1995              and investments)
--------------------------------------------------------------------------------------------------------------------------
Robert F. Wentworth     7/5/1929          Trustee since              None/Retired               50           None
                                            10/15/1992
--------------------------------------------------------------------------------------------------------------------------

*Each Trustee serves for an indefinite term with the Funds covered by the SAI, until his/her successor is elected. Each date indicates a Trustee's appointment/election to the Board of the First Investors Family of Funds. Where a Trustee was
elected/appointed to the Board prior to a Fund's inception, the Trustee has been a member of that Fund's Board since the
Fund's inception.



-----------------------------------------------------------------------------------------------------------------------
                                         INTERESTED TRUSTEES**
------------------------------------------------------------------------------------------------------------------------

NAME AND DATE OF BIRTH            POSITION(S) HELD WITH                                        NUMBER OF        OTHER
                                   THE FUND COVERED BY                                       PORTFOLIOS IN   TRUSTEESHIPS/
                                  THIS SAI AND LENGTH OF       PRINCIPAL OCCUPATION(S)       FUND COMPLEX    DIRECTORSHIPS
                                         SERVICE*                DURING PAST 5 YEARS           OVERSEEN         HELD

------------------------------------------------------------------------------------------------------------------------
Glenn O. Head      8/16/1925  Trustee since 1968          Chairman of First Investors              50           None
                                                          Corporation, Chairman of First
                                                          Investors Consolidated
                                                          Corporation, Chairman of First
                                                          Investors Management Company,
                                                          Inc., Chairman of Administrative
                                                          Data Management Corp., and officer
                                                          of other affiliated companies.***
------------------------------------------------------------------------------------------------------------------------


                                                             6

-----------------------------------------------------------------------------------------------------------------------
                                         INTERESTED TRUSTEES**
------------------------------------------------------------------------------------------------------------------------

NAME AND DATE OF BIRTH            POSITION(S) HELD WITH                                        NUMBER OF        OTHER
                                   THE FUND COVERED BY                                       PORTFOLIOS IN   TRUSTEESHIPS/
                                  THIS SAI AND LENGTH OF       PRINCIPAL OCCUPATION(S)       FUND COMPLEX    DIRECTORSHIPS
                                         SERVICE*                DURING PAST 5 YEARS           OVERSEEN         HELD

------------------------------------------------------------------------------------------------------------------------

Kathryn S. Head   12/31/1955  President since 2001;       Vice President of First Investors        50           None
                              Trustee since 3/17/1994     Corporation, President of First
                                                          Investors Consolidated
                                                          Corporation, President of First
                                                          Investors Management Company,
                                                          Inc., President of Administrative
                                                          Data Management Corp., Chairman of
                                                          First Investors Federal Savings
                                                          Bank and officer of other
                                                          affiliated companies.***

------------------------------------------------------------------------------------------------------------------------
Larry R. Lavoie    9/12/1947  Trustee since 9/17/1998     General Counsel of First Investors       50           None
                                                          Corporation and other affiliated
                                                          companies.***
------------------------------------------------------------------------------------------------------------------------
John T. Sullivan   1/18/1932  Trustee since 9/20/1979     Of Counsel of Hawkins, Delafield &       50           None
                                                          Wood; Director and Chairman of
                                                          Executive Committee of First
                                                          Investors Corporation.
------------------------------------------------------------------------------------------------------------------------

*Each Trustee serves for an indefinite term with the Funds covered by the SAI, until his/her successor is elected. Each date indicates a Trustee's appointment/election to the Board of the First Investors Family of Funds. Where a Trustee was
elected/appointed to the Board prior to a Fund's inception, the Trustee has been a member of that Fund's Board since the
Fund's inception.
**Mr. Head and Ms. Head are Interested Directors/Trustees because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriter of the Funds, (b) they are officers, directors and employees of the adviser and principal underwriter of the Funds, and (c) they are officers of the Funds. Ms. Head is the daughter of Mr.
Head. Mr. Lavoie is an Interested Trustee of the funds because he indirectly owns securities issued by and is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an Interested Trustee because he is a director and
Chairman of the Executive Committee of First Investors Corporation and he indirectly owns securities issued by the adviser and principal underwriter of the Funds.
***Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life Insurance Company, First
Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation,
Real Property Development Corporation, School Financial Management Services, Inc., First Investors Federal Savings Bank, First
Investors Credit Corporation and First Investors Resources, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                    POSITION(S) HELD WITH THE
                                  FUND COVERED BY THIS SAI AND
NAME AND DATE OF BIRTH                 LENGTH OF SERVICE*       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------- --------------------------------------------------------------------------------------------

Joseph I. Benedek     8/2/1957     Treasurer since 1988         Treasurer and Principal Accounting Officer of First Investors
                                                                Management Company, Inc.
--------------------------------- --------------------------------------------------------------------------------------------
Concetta Durso        9/12/1931    Vice President and           Vice President of First Investors Management Company, Inc. and
                                   Secretary since 1984         Vice President and Secretary of the First Investors Family of
                                                                Funds
------------------------------------------------------------------------------------------------------------------------------
* Each date indicates an Officer's appointment to a Fund's Board. Where an appointment date occurs prior to a Fund's inception, the Officer has been a member of that Fund's Board since the Fund's inception.

                                          TRUSTEE OWNERSHIP OF FIRST INVESTORS FUNDS
                                          ------------------------------------------
                                                   AS OF DECEMBER 31, 2002
                                                   -----------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                           SECURITIES - ALL REGISTERED
                                                                                         INVESTMENT COMPANIES OVERSEEN BY
                                                                 DOLLAR RANGE OF        TRUSTEE IN FIRST INVESTORS FAMILY OF
      DIRECTOR                      FUND                        OWNERSHIP OF FUND                     FUNDS
-----------------------------------------------------------------------------------------------------------------------------

Robert M. Grohol                    None                               None                      $50,001-$100,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Rex R. Reed                         None                               None                       Over $100,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Herbert Rubinstein                  None                               None                       Over $100,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
James M. Srygley                    None                               None                       Over $100,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Robert F. Wentworth                 None                               None                      $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Glenn O. Head                       None                               None                       Over $100,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Kathryn S. Head                     None                               None                       Over $100,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Larry R. Lavoie                     None                               None                      $50,001-$100,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
John T. Sullivan                    None                               None                            -0-
-----------------------------------------------------------------------------------------------------------------------------
      As of April 9, 2003, the Trustees and Officers, as a group, owned less than 1% of the Fund.



                                                   COMPENSATION OF TRUSTEES
                                                   ------------------------

      The  following  table lists  compensation  paid to the  Directors or Trustees for the Fund for the year ended  December 31,
2002.

-----------------------------------------------------------------------------------------------------------------------------
TRUSTEE                               AGGREGATE COMPENSATION FROM U.S.          TOTAL COMPENSATION FROM FIRST INVESTORS
                                            GOVERNMENT PLUS FUND*             FAMILY OF FUNDS PAID TO DIRECTORS/ TRUSTEES+
-----------------------------------------------------------------------------------------------------------------------------

Glenn O. Head                                       $0                                            $0
-----------------------------------------------------------------------------------------------------------------------------
Kathryn S. Head                                      0                                             0
-----------------------------------------------------------------------------------------------------------------------------
Larry R. Lavoie                                      0                                             0
-----------------------------------------------------------------------------------------------------------------------------
Rex R. Reed                                         60                                        43,755
-----------------------------------------------------------------------------------------------------------------------------
Herbert Rubinstein                                  60                                        43,755
-----------------------------------------------------------------------------------------------------------------------------
James M. Srygley                                    60                                        43,755
-----------------------------------------------------------------------------------------------------------------------------
John T. Sullivan                                     0                                             0
-----------------------------------------------------------------------------------------------------------------------------
Robert F. Wentworth                                 60                                        43,755
-----------------------------------------------------------------------------------------------------------------------------
Robert Grohol                                       60                                        43,755
-----------------------------------------------------------------------------------------------------------------------------

*     Compensation to officers and interested Trustees of the Funds is paid by the Adviser.

+     The First Investors Family of Funds consists of 14 separate registered investment companies.

      No pension or retirement benefits are proposed to be paid under any existing plan to any Director/Trustee by any Fund, its subsidiaries or any investment company in First Investors Family of Funds.


                                   MANAGEMENT

      Investment advisory services to the Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Fund's Board, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of the Fund. The Board is responsible for overseeing the management of the Fund.

      Pursuant to the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of the Fund's operations, subject to review by the Board. The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940
Act). The Advisory Agreement also provides that it will continue in effect, with respect to the Fund, for a period of over two years only if such continuance is approved annually either by the Board or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

      Under the Advisory Agreement, the Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                   Annual
Average Daily Net Assets                                            Rate
------------------------                                            ----
Up to $200 million...............................................   1.00%
In excess of $200 million up to $500 million.....................   0.75
In excess of $500 million up to $750 million.....................   0.72
In excess of $750 million up to $1.0 billion.....................   0.69
Over $1.0 billion................................................   0.66

      The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to the Fund for the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002.

--------------------------------------------------------------------------------
                           FISCAL YEAR ENDED 12/31/00
--------------------------------------------------------------------------------
    ADVISORY FEES PAID          ADVISORY FEES WAIVED     EXPENSES REIMBURSED
--------------------------------------------------------------------------------
          $10,495                      $4,198                   $7,771
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           FISCAL YEAR ENDED 12/31/01
--------------------------------------------------------------------------------
    ADVISORY FEES PAID          ADVISORY FEES WAIVED     EXPENSES REIMBURSED
--------------------------------------------------------------------------------
          $10,905                      $4,374                   $7,826
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           FISCAL YEAR ENDED 12/31/02
--------------------------------------------------------------------------------
    ADVISORY FEES PAID          ADVISORY FEES WAIVED     EXPENSES REIMBURSED
--------------------------------------------------------------------------------
          $10,435                      $4,174                  $11,306
--------------------------------------------------------------------------------

      FIMCO has an Investment Committee composed of the Chairman, President and General Counsel of FIMCO, the Investment Compliance Manager, and the portfolio managers of the Fund. The Committee usually meets weekly to discuss the composition of the Fund's portfolio and to review additions to and deletions from the portfolios.

      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


                    RESPONSIBILITIES OF THE BOARD OF THE FUND

      There is one common Board of the Funds within the First Investors Family of Funds. The Board plays an important supervisory role with respect to oversight of the management of the Funds. Among other things, the Board is responsible for the annual approval of investment advisory contracts, evaluation of portfolio performance, and the oversight of decisions that have been made by the Adviser pursuant to delegated authority.

      The Independent Trustees have established an "Independent Trustees Committee," which is comprised of all the Independent Trustees. (Independent Trustees are also referred to as Disinterested Trustees.) This Committee elects from its members a chairperson, who serves for a one-year term and until a successor is elected. The Independent Trustees Committee is responsible for, among other things, nominating and selecting persons to serve as Independent Trustees on the Board, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, overseeing the Funds' accounting and financial reporting, approving the selection, retention, or termination of auditors, evaluating the independence of the auditors, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, monitoring the performance and independence of legal counsel to Independent Trustees, and reviewing all matters that require approval of the Independent Trustees under the 1940 Act and the rules thereunder. Presently, the Committee does not consider nominees recommended by shareholders. The Committee met 12 times during the last fiscal year.

                    BOARD CONSIDERATION OF ADVISORY AGREEMENT

      The Advisory Agreement has been approved by the Fund's Board, including a majority of the Trustees who are not parties to the Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose.

      The Board most recently approved the Advisory Agreement for the Fund in the First Investors Family of Funds at its meeting on May 16, 2002. The Independent Trustees were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Trustees met separately with their independent legal counsel prior to the formal board meeting to discuss matters relating to their consideration of the Advisory Agreement.

      The Board reviewed and considered the information provided to it in advance of the meeting in response to the request of the Independent Trustees, the presentations made by management at the meeting and a variety of factors in approving the Advisory Agreement for the Fund. The factors considered by the Board included, but were not limited to, the following:

      o The Board considered the nature and quality of services provided by the Fund's investment adviser, FIMCO. In this regard, the Board reviewed the qualifications of the key portfolio management, compliance and administrative personnel who provide services to the Fund, the Fund's performance for each of the prior five years (or shorter period, if applicable) both on an absolute basis and relative to its Lipper peer group, and the Fund's performance relative to an appropriate index. The Board also considered the steps taken by FIMCO to improve the performance of certain of its Funds, including the hiring of a new Director of Equities, the hiring of a new small-cap portfolio manager, and the addition of an equity analyst.

      o The Board considered the fees and expenses of the Fund, including the fee breakpoint schedules. Among other things, the Board reviewed the advisory fee schedule of the Fund, the advisory fees paid by the Fund, the advisory fees waived by FIMCO (if any), the Fund expenses assumed by FIMCO (if any), the net expense ratios of the Fund for the past five years, and the average and median net expense ratios of funds within the Fund's Lipper peer group for the past five years (to the extent available).

      o The Board considered FIMCO's profitability from the Advisory Agreement. The Board reviewed a report showing the income received by FIMCO from management fees, a breakdown of the direct and indirect expenses incurred by FIMCO in earning the fees, FIMCO's pre-tax profit without regard to distribution expenses, and FIMCO's pre-tax profit after distribution expenses. The Board also reviewed a five-year analysis of FIMCO's profitability.

      o The Board considered information from FIMCO relating to potential economies of scale in managing the Fund.

      o The Board considered the nature, quality and costs of the non-investment management services provided, and the incidental or "fall-out" benefits that FIMCO and its affiliates may receive as a result of FIMCO's management of the Fund. Among other things, the Board received information regarding the direct and indirect income received by FIMCO's affiliated broker-dealer, transfer agent, and bank as a result of FIMCO's management of the Fund.

      o The Board considered FIMCO's policies with respect to best execution, allocation of brokerage, and soft dollar research. In this regard, the Board reviewed, among other things, the portfolio turnover rate of the Fund and the extent to which brokerage of the funds in the First Investors Fund family is used to acquire research that is used by FIMCO, and the extent to which this may benefit the Fund.

      Based upon the foregoing and other factors, the Board, including the Independent Trustees, concluded that the continuation of the Advisory Agreement is in the best interests of the Fund and its shareholders, and unanimously approved the continuation of the Advisory Agreement.


                                  UNDERWRITER

      The Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter") which requires the Underwriter to use its best efforts to sell shares of the Fund. The Underwriting Agreement was approved by the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Underwriting Agreement ("Disinterested Trustees"). The Underwriting Agreement provides that it will continue in effect, with respect to the Fund, from year to year only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Fund, and in either case by the vote of a majority of the Disinterested Trustees, voting in person at a meeting called for the purpose of voting on such approval. The
Underwriting Agreement will terminate automatically in the event of its assignment.

      At the present time, the Fund is not offering its shares, except in connection with the reinvestment of dividends and distributions. For the fiscal years ended December 31, 2000, 2001, and 2002, FIC received no underwriting commissions with respect to the Fund.



                        DETERMINATION OF NET ASSET VALUE

      The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.

      "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

      The Fund's Board may suspend the determination of the Fund's net asset value per share separately for each class of shares for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the

SEC in respect to the U.S. market, exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Fund must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Fund will apply the following procedures:

          1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

           2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                  (a) In the case of a mail order the order will be considered received by the Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

                  (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

           3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

           4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Fund and its shareholders.


                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.

      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-priced underwritings, over-the-counter transactions, and/or brokerage to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and the Fund Board to analyze a fund's performance relative to other comparable funds.

      In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

      The Adviser may combine transaction orders placed on behalf of the Fund, any other fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Fund, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Trustees.


      For the fiscal years ended December 31, 2000, 2001, and 2002 the Fund paid brokerage commissions of $0.00, $0.00, and $41.00, respectively.



                        PURCHASE AND REDEMPTION OF SHARES

      The Fund is not currently being sold, except to existing shareholders through reinvestment of dividends or distributions form the Fund. Dividends and distributions are reinvested at NAV. You may redeem your shares at the next determined net asset value any day the New York Stock Exchange ("NYSE") is open, directly through Administrative Data Management Corp. (the "Transfer Agent"). Your First Investors Representative may help you with this transaction. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, which may take up to fifteen days from the date of purchase. Upon receipt of your redemption request in good order, as described below, shares will be redeemed at the net asset value next determined.

      REDEMPTIONS BY MAIL. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      Telephone Redemptions. Telephone privileges are automatically granted when you open as First Investors individual, joint, or custodial account unless you decline the privileges by sending the Fund written instructions. For trusts, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, telephone privileges are not automatically granted; you must complete additional documentation. Telephone redemptions are not permitted on First Investors retirement accounts. Call Shareholder Services at 1(800) 423-4026 for assistance.

      Telephone privileges allow you or your registered representative to redeem eligible shares and authorize other transactions with a simple phone call. For your protection, the following security measures are taken:

      1.   Telephone requests are recorded to verify accuracy.

      2. Some or all of the following information is obtained: Account number, address, social security number and other information as deemed necessary.

      3.   A written confirmation of each transaction is mailed to you.

      We will not be liable for following instructions if we reasonably believe the telephone instructions are genuine based on our verification procedures.

      For security purposes, telephone privileges may be suspended on joint accounts upon notice of divorce or separation.

      During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable contingent deferred sales charge, when received in food order in our Woodbridge, N.J. office.

      SIGNATURE GUARANTEES. The words "Signature Guaranteed" must appear in direct association with the signature of the guarantor. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (3) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (4) an account registration is being transferred to another owner, (5) a transaction requires additional legal documentation; (6) the redemption or exchange request is for certificated shares; (7) your address of record has changed within 60 days prior to a redemption request (unless the written address was signed by all owners and signature guaranteed; (8) multiple owners of one account have a dispute or give inconsistent instructions; (9) the authority of a representative of a corporation, partnership, trust, association or other entity has not been established to the satisfaction of a Fund or its agents; (10) a stock certificate is mailed to an address other than the address of record or the dealer on the account; (11) you establish any EFT service; (12) you request a change of the address of record to a P.O. box or a "c/o" street address; and
(13) an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable (14) any other instance whereby a Fund or its transfer agent deems it necessary as a matter of prudence.

      REPURCHASE THROUGH UNDERWRITER. You may redeem shares through a dealer. In this event, the Underwriter, acting as agent for the Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer. While the Underwriter does not charge for this service, the dealer may charge you a fee for handling the transaction.

      SHARE CERTIFICATES. The Fund does not issue share certificates unless requested to do so. Ownership of shares of the Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued. Certificates are not issued on any Class B Shares, Class A money market shares, or any shares in retirement accounts.

      CONFIRMATIONS AND STATEMENTS. You will receive confirmations of purchases and redemptions of shares of the Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash.

      SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own noncertificated shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). Generally, if you have a Fund account with a value of at least $5,000, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares or another First Investors Fund.Shareholders may terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.

      The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Systematic Withdrawal Plan, call Shareholder Services at 1-800-423-4026.


                                      TAXES

      To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Dividends and other distributions declared by the Fund in December of any year and payable to shareholders of record in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions are be taxed to shareholders for the year in which that December 31 falls.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      The Fund may acquire zero coupon securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


                              BENEFICIAL OWNERSHIP

      5% SHAREHOLDERS. As of April 9, 2003, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund listed below

FUND                         % OF SHARES      SHAREHOLDER
----                         -----------      -----------
U.S. GOVERNMENT PLUS FUND        5.0          A.G. Edwards & Sons, Inc. C/F
                                              95 Wall Street
                                              New York, NY 10005

                             PERFORMANCE INFORMATION

      The Fund may advertise its performance in various ways.

      The Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:


           T=[(ERV/P)^(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:


           (ERV-P)/P  = TOTAL RETURN


      In providing such performance data, the Fund will assume the payment of the maximum sales charge of 8.00% (as a percentage of the offering price) on the initial investment ("P"). The Fund will assume that during the period covered all dividends and capital gain distributions are reinvested at net asset value per share, and that the investment is redeemed at the end of the period. Total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of total return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used.

      Total return information may be useful to investors in reviewing the Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. The total return will fluctuate over time and the total return for any given past period is not an indication or representation by the Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's total return and yield during the period of the waiver or reimbursement.

      Average annual total return and total return computed at the public offering price (maximum sales charge) for the period ended December 31, 2002 are set forth below:



                        AVERAGE SEC ANNUAL TOTAL RETURN*

               One Year             Five Years           Ten Years
               --------             ----------           ---------
                -1.88%                 4.42%               6.13%


                                 SEC TOTAL RETURN*

               One Year             Five Years           Ten Years
               --------             ----------           ---------
                -1.88%                24.16%               81.35%

          * Certain expenses of the Fund have been waived.
            Accordingly, return figures are higher than they would have been had such expenses not been waived.

      Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of returns not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the period ended December 31, 2002 are set forth below:

                              AVERAGE ANNUAL TOTAL RETURN*

              One Year                Five Years                Ten Years
                6.65%                    6.18%                    7.03%


                                     TOTAL RETURN*

              One Year                Five Years                Ten Years
                6.65%                   34.94%                    97.18%


          * Certain expenses of the Fund have been waived.
            Accordingly, return figures are higher than they would have been had such expenses not been waived.

      The Fund may include in advertisements and sales literature information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix B.

      From time to time, in reports and promotional literature, the Fund may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

      Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

      Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest).

      Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

      Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

      Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

      THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

      Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

      Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks - unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

      The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

      The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

      The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

      The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

      Reuters, a wire service that frequently reports on global business.

      Standard & Poor's Utilities Index, an unmanaged capitalization weighted index comprising common stock in approximately 41 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

      Moody's Stock Index, an unmanaged index of utility stock performance.

      From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.


                               GENERAL INFORMATION




      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except for the Global and Life Series International Funds, and employs foreign sub-custodians to provide custody of foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the Global and Life Series International Funds and employs foreign subcustodians to provide custody of their foreign assets.

      AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $7.50 to open a non-retirement account; $15.00 to open a retirement account; $10.00 for each certificate issued; $1.20 per account per month; $15.00 for each legal transfer of shares; $0.25 per account per dividend declared; $5.00 for each exchange of shares into an existing Fund account; $7.50 for each partial withdrawal or complete liquidation from a non-retirement account and $15.00 for a retirement account; $1.00 for each Systematic Withdrawal Plan check; $0.75 each payment; and $1.00 per account per report required by any governmental authority. In addition, the Fund shall reimburse the Transfer Agent for all out-of-pocket costs including, but not limited to, the costs of postage, insurance, forms, envelopes, telephone lines and other similar items, counsel fees, including fees for the preparation of the Transfer Agent Agreement and review the Fund's registration statements and application forms. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

      SHAREHOLDER LIABILITY. Government Plus Fund is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Government Plus Fund. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of Government Plus Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Government Plus Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of Government Plus Fund of any shareholder held personally liable for the obligations of Government Plus Fund. The Declaration of Trust also provides that Government Plus Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Government Plus Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Government Plus Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Government Plus Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

      TRADING BY  PORTFOLIO  MANAGERS  AND OTHER  ACCESS  PERSONS.  Pursuant  to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted a Code of Ethics restricting personal securities trading by portfolio managers and other access persons of the Fund. Subject to certain exemptions, all access persons, except the disinterested Trustees of the Fund:
(a) must have all non-exempt trades in covered securities pre-cleared; (b) are prohibited from trading in covered securities while the Fund is buying or selling or actively considering buying or selling the same covered securities;
(c) are prohibited from retaining profits from short-term trading in covered securities; (d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited from purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Fund.

                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S
-----------------

      Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

            -     Leading market positions in well-established industries.

            -     High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B
                              FINANCIAL STATEMENTS

Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders.

                                   APPENDIX C
                               SHAREHOLDER MANUAL

            [LOGO]  FIRST INVESTORS

            ====================================================================

            SHAREHOLDER MANUAL

            ====================================================================






















A GUIDE TO YOUR
FIRST INVESTORS
MUTUAL FUND ACCOUNT


------------------------------
AS OF MAY 1, 2003

INTRODUCTION

First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can contact us directly for account services.

This easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual are subject to change.


This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any FI Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                           PAGE
                                                           ----


WHO WE ARE..................................................1


WHEN WE ARE OPEN FOR BUSINESS ..............................1

HOW TO CONTACT US...........................................1

HOW FUND SHARES ARE PRICED .................................1


HOW TO OPEN AN ACCOUNT
   Non-Retirement Accounts..................................2
   Retirement Accounts......................................3
   Telephone Privileges.....................................3

HOW TO BUY SHARES
   Placing Your Purchase Order..............................4
   Paying For Your Order....................................4
      By Check..............................................5
      By Money Line.........................................5
      By Automatic Payroll Investment.......................6
      By Federal Funds Wire Transfers.......................6
      By Distribution Cross-Investment......................7
      By Systematic Withdrawal Plan Payment Investments.....7
   Choosing Between Share Classes ..........................7
      Class A Shares........................................8
      Class B Shares........................................10
   Minimum Initial Investment Requirements..................11
   Additional Investments...................................11

HOW TO SELL SHARES
   Written Redemptions......................................12
   Telephone Redemptions....................................13
   Electronic Funds Transfer Redemptions  ..................13
   Systematic Withdrawals...................................13
   Expedited Wire Redemptions...............................14
   Money Market Draft Check Redemptions.....................14
   Redemptions In Kind......................................15

HOW TO EXCHANGE SHARES
   Exchange Conditions......................................16
   Telephone Exchanges......................................17
   Written Exchanges........................................17

WHEN SIGNATURE GUARANTEES ARE REQUIRED .....................18

                                                                            PAGE

STATEMENTS & REPORTS
   Transaction Confirmation Statements......................19
   Prospectuses.............................................19
   Master Account Statements................................19
   Annual and Semi-Annual Reports...........................19

DIVIDENDS & DISTRIBUTIONS...................................20

TAXES & FORMS...............................................21

OTHER POLICIES & SERVICES
   Share Certificates.......................................22
   Name Changes.............................................22
   Transferring Ownership of Shares.........................22
   Householding of Disclosure Documents.....................22
   Returned Mail............................................23
   Your Privacy.............................................23
   Super Checking Program...................................23

CONTACT INFORMATION
   Our Shareholder Services Department......................24
   E-Mail...................................................24
   Web Access...............................................25

WHO WE ARE

First Investors is a mutual fund family. We offer a wide array of stock, bond and money market funds that are distributed through our affiliated broker, First Investors Corporation ("FI"). We pride ourselves on providing financial services with a "personal touch".


WHEN WE ARE OPEN FOR BUSINESS


We are open for business every day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Days"). In addition to weekends, the NYSE is generally closed in observance of the following holidays:


-New Year's Day
-Martin Luther King, Jr. Day
-President's Day
-Good Friday
-Memorial Day
-Independence Day
-Labor Day
-Thanksgiving Day
-Christmas Day

HOW TO CONTACT US


You may call or write us at the telephone numbers or addresses set forth in "Contact Information".

As discussed in that section of this manual, we also accept e-mail communications for limited purposes and make information available to you via our web site. We do not accept purchase, redemption, or exchange instructions via e-mail.


HOW FUND SHARES ARE PRICED


Each First Investors Fund prices its shares each Business Day. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

The Fund prices are generally listed later in the evening on our web site (www.firstinvestors.com). The prices for our larger Funds are also reported the next day in many newspapers, including The Wall Street Journal and The New York Times.


In pricing its shares, each Fund, other than our money market funds, calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.


Our money market funds attempt to maintain a stable $1.00 per share for each class of shares by valuing their assets using the amortized cost method. The NAVs of these Funds could nevertheless decline below $1.00 per share.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge. The price you receive if you redeem or exchange your shares is the NAV less any applicable contingent deferred sales charge ("CDSC").

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed.

Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.


HOW TO OPEN AN ACCOUNT

To open a mutual fund account through First Investors Corporation ("FI"), you must first complete and sign a Master Account Agreement ("MAA"). The MAA requires that you certify that you are a legal resident of the U.S. and that you provide us with your U.S. street address, taxpayer identification number, date of birth, and such other information as may be required by law.

Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. Some types of accounts require additional paperwork, as explained below. After you determine the FI Fund(s) you want to purchase, deliver your completed MAA and your check, made payable to FI, to your registered representative.

If you are opening a FI mutual fund account through a broker-dealer other than FI, you must follow the policies and procedures of that broker-dealer. Moreover, you may not be eligible to have all of the account privileges that are discussed in this Shareholder Manual and you may also have to contact your broker-dealer to effect certain transactions in your account.

As required by the new regulations of the USA PATRIOT Act, we have adopted and implemented an anti-money laundering program. As a result, whether you open a mutual fund account through FI or through another broker-dealer, we may ask you for additional information or other identification documents. If you do not provide it to us, we may not be able to open an account or effect transactions for you. By opening an account, you authorize FI to verify certain information in accordance with anti-money laundering and other related regulations.


NON-RETIREMENT ACCOUNTS

We offer a variety of "non-retirement" accounts, which is the term used to describe all accounts other than retirement accounts.


INDIVIDUAL ACCOUNTS may be opened by any adult individual.

JOINT ACCOUNTS may be opened by two or more individuals. Joint ownership may take several forms- e.g., joint tenants with rights of survivorship, tenants in common, etc.. You are responsible for verifying that the type of joint registration you select is valid in your state of residence. If you choose a tenancy in common registration and you do not provide the ownership percentage for each joint owner, the account will be divided equally. If you choose tenants with rights of survivorship, in the event one tenant dies, the account automatically becomes the property of the remaining tenant(s); the account does not pass into the estate of the deceased owner. All joint owners must sign requests to process transactions; however, telephone exchange and redemption privileges are accepted from either tenant unless they are declined. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions to exchange or sell shares by telephone.

GIFTS AND TRANSFERS TO MINORS ACCOUNTS may be opened for minors established under your state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number.

CORPORATE/ PARTNERSHIP/ TRUST ACCOUNTS may be opened only if you have a valid written document establishing the entity which must be organized in the U.S.. First Investors Certificate of Authority ("COA") is required so that we know who has authority to effect transactions in the account. We may also require evidence that the entity has been validly created.

TRANSFER ON DEATH (TOD) ACCOUNTS are available on all FI Funds in all states. These accounts allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners. To establish a TOD account, you must also complete a First Investors TOD Registration Request Form.


First  Investors   follows  the  TOD  guidelines  of  the  Securities   Transfer
Association with the following exceptions. First Investors:
      - allows you to designate more than one TOD beneficiary;
      - does not print the beneficiaries' names on dividend and liquidation checks; and
      - confirms TOD beneficiaries on quarterly statements.


CONSERVATORSHIPS/ GUARDIANSHIPS/ ESTATE ACCOUNTS may only be opened by legal representatives. To establish an estate account, you must provide an original or certified copy of death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Acknowledgment Form. To establish a conservatorship or guardianship account, you must also furnish a certified copy of the court document appointing you as the conservator/guardian and a First Investors Acknowledgment Form.

EDUCATION SAVINGS ACCOUNT (ESAS) may be opened by any individual who is not a minor. These accounts allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child). To establish an ESA, you must complete an ESA
Application as the Responsible Individual (parent/legal guardian) of the Designated Beneficiary. If someone other than yourself is making the initial contribution he or she must sign the ESA Application as the Depositor.

RETIREMENT ACCOUNTS

We offer the following types of retirement plans for individuals and employers:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Conduit IRAs.

IRA FOR MINORS with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.

SIMPLE IRAS for employers.


SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs can be established through trustee-to-trustee transfers.


403(b)(7) ACCOUNTS for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) PLANS for employers.

MONEY PURCHASE PENSION & PROFIT SHARING PLANS for sole proprietors and partnerships.

Currently, there are no annual service fees chargeable to an account holder in connection with an IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, or 403(b) account. Each Fund currently pays the annual $10.00 custodian fee for such accounts. This policy may be changed at any time by a Fund on 45 days' written notice to the account holder. First Investors Federal Savings Bank has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.


TELEPHONE PRIVILEGES

Telephone privileges allow you, your registered representative or any other authorized person to exchange or redeem eligible shares and authorize other transactions with a simple phone call.

Telephone privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you notify the Fund that you do not want the privilege.

For joint accounts, telephone privileges allow any one of the owners to process telephone transactions independently. As noted previously, telephone privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you notify the Fund that you do not want the privilege.

For  trusts,  attorneys-in-fact,   corporations,  partnerships,   guardianships,
conservatorships and other entities, telephone privileges are not automatically granted; you must complete additional documentation.

For ESA accounts, telephone redemptions are not permitted.


For retirement accounts, telephone privileges allow you to exchange shares from one Fund to another. Telephone redemptions are not permitted on retirement accounts.


Telephone exchange privileges are automatically granted on IRAs, IRAs for Minors, SIMPLE-IRAs, SEP-IRAs 403(b)(7) and ESAs unless you decline the privilege on the product application or notify the Fund otherwise.

For a description of the types of exchanges and redemptions that may be made using Telephone Privileges see "How to Sell Shares-Telephone Redemptions", "How to Exchange Shares-Telephone Exchanges" and "Contact Information". For further assistance, please call Shareholder Services at 1(800) 423-4026.


For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify accuracy.


2:  Some or all of the following information is obtained:
      -Account number
      -Address
      -Last four digits of the social security number
      -Other information as deemed necessary


3:  A written confirmation of each transaction is mailed to you.

We will not be liable for following instructions if we reasonably believe the telephone instructions are genuine and from an authorized person based on our verification procedures.


For security purposes, telephone privileges may be suspended on joint accounts upon notice of divorce or separation.

During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, NJ office.

HOW TO BUY SHARES

PLACING YOUR PURCHASE ORDER

Purchases may always be made by written application. Such purchases are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price. This procedure applies whether your order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.


As described more fully below, certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the rollover proceeds. Thus, for example, if it takes 30 days for another fund group to send us the retirement account proceeds, your purchase of FI Funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned or transmitted to our Woodbridge, NJ office prior to the close of business (generally, 5:00 p.m., ET), your shares will be purchased at that day's price. If you are buying a FI Fund through a broker-dealer other than First Investors, other requirements may apply. Consult your broker-dealer about its requirements.

All orders placed through a First Investors registered representative must be reviewed and approved by a principal of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately. An FI Fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and your broker-dealer.

PAYING FOR YOUR ORDER

Payment is due within three Business Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your order, you may open a money market account and use it to pay for subsequent purchases. Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the date you select on your application (or the Business Day following a weekend or holiday).

-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:

- Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FI.
-     Money Line and Automatic Payroll Investment electronic funds transfers.
- Federal Funds wire transfers (required for investments of $500,000 or more).
-     ACH transfers.

We do not accept:

-     Third Party Checks.
-     Traveler's Checks.
-     Checks drawn on non-US banks.
-     Money Orders.
-     Cash.
-     Post Dated Checks.
-     Starter Checks.

BY CHECK
You can send us a check for purchases under $500,000. If you are opening a new FI Fund account, your check must meet the FI Fund minimum. When making purchases to an existing account, include your FI Fund account number on your check. Investments of $500,000 or more must be made via Federal Fund wire.

BY MONEY LINE
With our Money Line program, you can invest in an FI Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.


You select the payment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday shares will be purchased on the next Business Day. The proceeds must be available in your bank account two business days prior to the investment date.

HOW TO APPLY FOR MONEY LINE:

1: Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a pre-printed voided check, pre-printed deposit slip or account statement. A signature guarantee of all shareholders and bank account owners is required. Please allow at least 10 business days for initial processing.

2: Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.

3:  Submit the paperwork to your registered representative or:

      For Express Mail, send it to:
      Administrative Data Management Corp.
      581 Main Street
      Woodbridge, NJ 07095-1198

      For Regular Mail, send it to:
      Administrative Data Management Corp.
      P.O. Box 5198
      Woodbridge, NJ 07095-0916

HOW TO CHANGE A MONEY LINE:
To change investment amounts, reallocate or cancel Money Line, you must notify us at least 5 Business Days prior to the investment date.


Please call Shareholder Services at 1 (800) 423-4026 to:

-     Suspend your Money Line payment for up to 6 consecutive months.
-     Discontinue your Money Line service.
-     Decrease the payment to the minimum amount of $50 per month.
- Change the date or frequency of the Money Line payment without increasing the total dollar amount.

In addition, provided you have telephone privileges, you may:

-     Change the date or frequency of the Money Line payment.
- Reallocate Money Line to a new or existing account with the same registration.

- Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided the bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations are different.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp. To change from one bank to another or change your bank account number you must also complete and return a new Money Line application, and attach a pre-printed voided check, pre-printed deposit slip or account statement. Please allow at least 10 days for the change to become effective.

A medallion signature guarantee (see "When Signature Guarantees are Required") is required to increase a Money Line payment by $25,000 or more. Money Line service is prohibited on FI Fund accounts with foreign addresses. Money Line service will be suspended upon notification that all account owners are deceased.


BY AUTOMATIC PAYROLL INVESTMENT
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by payroll deduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

How To Apply for API:
1:  Complete an API Application.
2:  Complete an API Authorization Form.
3: Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.
4:  Submit the paperwork to your registered representative or:


      For Express Mail, send it to:
      Administrative Data Management Corp.
      581 Main Street
      Woodbridge, NJ 07095-1198

      For Regular Mail, send it to:
      Administrative Data Management Corp.
      P.O. Box 5198
      Woodbridge, NJ 07095-0916

BY FEDERAL FUNDS WIRE TRANSFER
You may purchase shares via a Federal Funds wire transfer from your bank account into your existing FI Fund accounts. Investments of $500,000 or more must be purchased by a Federal Funds wire. Each incoming Federal Funds wire transfer from outside the U.S. will be subject to a $20 fee.

To wire funds to an existing FI Fund account, you must call 1(800) 423-4026 and provide us with the Federal Funds wire reference number, amount of the wire, and the existing account number(s) to be credited. To receive credit for the wire on the same day as it is received, the above information must be given to us beforehand and we must receive the wire by:

o 12:00 p.m. ET for money market funds; and

o 4:00 p.m. ET for all the other FI Funds.

If we receive a wire and you have not given us proper notification beforehand, your purchase will not occur until we receive all the required information. For information about when you start earning dividends, please see "Dividends and Distributions".


Instruct your bank to wire your investment, as applicable, to:

Cash Management Fund - Class A
Bank of New York
ABA #021000018
FI Cash Mgmt. Account 8900005696
For Further Credit To:  Your Name
Your First Investors Account #

Tax-Exempt Money Market Fund - Class A
Bank of New York
ABA #021000018
FI Tax Exempt Account 8900023198
For Further Credit To: Your Name
Your First Investors Account #


All other  existing  FI Fund  accounts:
FI Fund  (specify  fund name & class of shares)
First Investors Federal Savings Bank
ABA#  221272604
Credit: FST Investors FED
Account # 03060000142
For Further Credit To: Your Name
Your First Investors Account #

BY DISTRIBUTION CROSS-INVESTMENT
You can invest the dividends and capital gains from one FI Fund account, excluding the money market funds, into another FI Fund account in the same class of shares. The shares will be purchased at the net asset value on the Business Day after the record date of the distribution.

- You must invest at least $50 a month or $600 a year into a new FI Fund account.
- A signature guarantee is required if the ownership on both accounts is not identical.


You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.


BY SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS
You can invest Systematic Withdrawal Plan payments (see "How to Sell Shares") from one FI Fund account in shares of another FI Fund account in the same class of shares.

-     Payments are invested without a sales charge.
- A signature guarantee is required if the ownership on both accounts is not identical.
-     Both accounts must be in the same class of shares.
- You must invest at least $600 a year when investing into a new FI Fund account.
-     You can invest on a monthly, quarterly, semi-annual, or annual basis.


Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

CHOOSING BETWEEN SHARE CLASSES


All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. First Investors Fund account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share distribution cross-investment.

Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same FI Fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. Your registered representative can help you decide which class of shares is best for you.

CLASS A SHARES


When you buy Class A shares, you pay the offering price - the net asset value of the FI Fund plus a front-end sales charge. The front-end sales charge declines with larger investments.


      CLASS A SALES CHARGES
--------------------------------------------------------------------------------
                                             AS A % OF            AS A % OF YOUR
      YOUR INVESTMENT                     OFFERING PRICE            INVESTMENT
      less than $100,000                       5.75%                   6.10%
      $100,000 - $249,999                      4.50%                   4.71%
      $250,000 - $499,999                      3.50%                   3.63%
      $500,000 - $999,999                      2.50%                   2.56%
      $1,000,000 or more                          0%*                     0%*


   * If you invest $1,000,000 or more you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

--------------------------------------------------------------------------------

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.


CLASS A SHARES  MAY BE  PURCHASED  WITHOUT  A SALES  CHARGE:
1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, FI, or any affiliates of FI, or by his/her spouse, child (under age 21) or grandchild (under age 21).


2: By a former FI associate or his/her  spouse,  child or grandchild  (under age
21) provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.

3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When Class A share fund dividends and distributions are reinvested in Class A shares.

5: When Class A share Systematic Withdrawal Plan payments are automatically reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an existing account.


9: When a group qualified plan (e.g., 401(k), money purchase pension, or profit sharing plan) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.


10: With distribution proceeds from a First Investors group qualified plan account into an IRA.

11: By a group qualified plan with 100 or more eligible employees or $1,000,000 or more in assets.

12:  In amounts of $1 million or more.


13: By individuals under a Letter of Intent or Rights of Accumulation of $1 million or more.

14: When an Education Savings Account ("ESA") is opened with the proceeds from another ESA which was subject to a sales charge or CDSC.

15: When you are reinvesting all or a portion of the proceeds of a redemption from Class A shares of an FI Fund on which you paid a sales charge or a CDSC within the prior six months. This privilege does not apply to the investments of systematic withdrawal checks or automated purchases. If you are opening or reactivating an account, your investment must meet the Fund's minimum account policy.

FOR ITEMS 9 THROUGH 15 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED FROM SHARES WHICH ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:
1: A participant directed group qualified retirement plan with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") whose trust sponsors have made special arrangements with First Investors for a sales charge discount. Unitholders of various series of New York Insured Municipal-Income Trust sponsored by Van Kampen Merritt, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and Municipal Insured National Trust, may buy Class A shares of a FI Fund with unit distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. May buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1%.

RIGHTS OF ACCUMULATION
The Rights of Accumulation lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax-Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment to determine whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $100,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at a minimum of the $100,000 level. Rights of Accumulation discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Rights of Accumulation. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.


-Conservator accounts are linked to the social security number of the ward, not the conservator.

-Sole proprietorship accounts are linked to personal/family accounts only if the
account  is  registered  with  a  social  security   number,   not  an  employer
identification number ("EIN").

-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).

-Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.

-Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.


LETTER OF INTENT:
A Letter of Intent ("LOI") is a nonbinding commitment by you to invest a specified dollar amount during a 13 month period. An LOI lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period.

Purchases made 90 days before the date of an LOI may, at your request, be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax-Exempt Money Market Funds are not counted toward an LOI.


By purchasing under an LOI, you acknowledge and agree to the following:

-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.

-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.

-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES

Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below.



      CLASS B SALES CHARGES
      ----------------------------------------------------------------------

      YEAR OF REDEMPTION                 CDSC AS A PERCENTAGE OF PURCHASE OR
                                               NAV AT REDEMPTION
      Within the 1st or 2nd year                      4%
      Within the 3rd or 4th year                      3%
      In the 5th year                                 2%
      In the 6th year                                 1%
      Within the 7th year and 8th year                0

SALES CHARGE REDUCTIONS ON CLASS B SHARES:
If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

FIRST-Class B shares representing dividends and capital gains that are not subject to a CDSC.

SECOND-Class B shares held more than six years which are not subject to a CDSC.

THIRD-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON CLASS B SHARES:
The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner (or in the case of joint accounts the death of the last surviving joint owner), provided that the shares were purchased prior to the death or disability and the redemptions are made within one year of death or disability. Proof of death or disability is required.

3:  Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.


5: Required Minimum Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.


6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8: Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11:  Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.


CONVERSION TO CLASS A SHARES:
Class  B  shares,   and  the  dividend  and   distribution   shares  they  earn,
automatically convert to Class A shares after 8 years, reducing future annual expenses.

1: Conversions will be made into existing Class A share fund accounts provided the accounts have identical ownership and the same broker-dealer. If you do not own an identically registered Class A share fund account with the same broker-dealer, a new Class A share fund account will be established.

2: All automated payments including Money Line, Automatic Payroll Investment, and other regularly scheduled retirement investment programs, will continue to be invested into the Class B share fund account after the initial conversion.

3:  Systematic  withdrawal  programs and  required  minimum  distributions  will continue to be made from the Class B share fund account after the initial conversion provided there are a sufficient number of Class B shares. If the Class B share account has insufficient shares to satisfy a scheduled distribution, ADM will contact the shareholder for further instruction. The systematic withdrawal programs and required minimum distributions will move to Class A share fund accounts if the conversion closes the Class B share fund account.

4: If dividends and/or capital gains from a Class B share fund account are cross-reinvested into another Class B share fund, the service will remain in effect after the conversion provided shares remain in the source account. The cross-reinvestment option will not automatically move to Class A share fund accounts. Dividends and capital gains earned on Class A shares purchased as a result of the conversion will be reinvested.

5: Duplicate statements and secondary addresses (for checks), if any, that have been authorized on Class B share fund accounts will also be assigned to the new Class A share fund accounts.

If you reinstate all the proceeds from a Class B share redemption made within the prior six months, you will be credited, in additional shares, for the full amount of the CDSC. If you are reinstating a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC. Your reinstatement must meet a Fund's minimum account size policy.

MINIMUM INITIAL INVESTMENT REQUIREMENTS
Your initial investment in a non-retirement or ESA fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see "Paying for Your Order") or if you open a Fund account through a full exchange from another FI Fund. As described in the prospectuses of the Funds, we reserve the right to impose fees on accounts with balances that are below the minimum account requirements or to close accounts without your consent on 60 days prior notice.

ADDITIONAL INVESTMENTS
Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing FI Fund accounts. Remember to include your FI Fund account number on your check made payable to FI.

For Express Mail, send checks to:
First Investors Corporation
Attn: Dept. CP
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send checks to:
First Investors Corporation
Attn: Dept. CP
P.O. Box 5198
Woodbridge, NJ 07095-0916

HOW TO SELL SHARES

You can sell your shares on any Business Day. In the mutual fund industry, a sale is referred to as a "redemption." If your redemption request is received in "good order" at our Woodbridge, NJ office prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.


Payment of redemption proceeds generally will be made within seven days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:

-Automatic Payroll Investment.
-FIC registered representative payroll checks.
-Checks issued by First Investors Life Insurance Company, FIC or ADM. -Federal Funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. There are special procedures to redeem shares held in a First Investors retirement plan account. If your employer is the trustee or plan administrator of your retirement account, your employer must submit the request on your behalf. Please call 1(800) 423-4026 for a distribution request form to avoid any delay in processing your request.


WRITTEN REDEMPTIONS
You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request will be processed when received in our Woodbridge, NJ office provided it is in good order. Good order must include:


1: The name of the FI Fund;
2: Your account number;
3: The dollar amount,  number of shares or percentage of the account you want to redeem;
4: Share  certificates  (if they  were  issued  to you);
5: Original signatures of all owners exactly as your account is registered; and 6: Signature guarantees, if required (see "When Signature Guarantees are
   Required").


Shares purchased by check or electronic funds transfer that you have owned for less than 15 days may only be redeemed by written request. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.


For Express Mail, send written redemption requests to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send written redemption requests to:
Administrative Data Management Corp.
P.O. Box 5198
Woodbridge, NJ 07095-0916

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the Business Day it receives such information.

TELEPHONE REDEMPTIONS
You, your registered representative or any other authorized person may redeem shares held in a non-retirement account which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., ET, on any Business Day provided:


-Telephone privileges are available for your account registration and you have not declined telephone privileges (see "Telephone Privileges");

-You do not hold share certificates (issued shares);

-The redemption is made payable to the registered owner(s) or electronically transferred by Federal Funds wire transfer or ACH to a pre-designated account;

-The redemption amount is $50,000 or less; and


-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed $100,000 per FI Fund account.


Telephone redemptions will not be honored if your address has been changed within 60 days unless the address change request was signed by all shareholders and signature guaranteed.


If your telephone redemption is received before the close of trading on the NYSE which is generally 4:00 p.m. ET on any Business Day, it will be processed the same day. If it is received between 4:00 p.m. and 5:00 p.m., ET, it will be processed on the following Business Day.


ELECTRONIC FUNDS TRANSFER REDEMPTIONS
Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1: Must be electronically  transferred to your  pre-designated  bank account;
2: Must be at least $500;
3: Cannot exceed  $50,000;  and
4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.


The Electronic Funds Transfer service may also be used to purchase shares (see "Money Line") and transfer systematic withdrawal payments (see "Systematic Withdrawal Plan Payment Investments") and dividend distributions to your bank account.

SYSTEMATIC WITHDRAWALS
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. We reserve the right to only send your payments to a U.S. address. They can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI Fund in the same class of shares through our Systematic Withdrawal Plan Payment Investment service (see "Paying for Your Order - Systematic Withdrawal Plan Payment Investments").


You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. The redemption of shares in connection with a systematic withdrawal plan will also generally result in a gain or loss for tax purposes.


You should avoid making investments in FI Funds at the same time that you are taking systematic withdrawals, unless your investments can be made without paying a sales charge. Buying shares on which a sales charge is imposed during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC. If you own Class B shares in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years.


To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

EXPEDITED WIRE REDEMPTIONS
(CLASS A MONEY MARKET FUNDS ONLY)

Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI money market account to your bank account. Shares must be owned for at least 15 days to be eligible for expedited redemption. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.


Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Business Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, will be processed the following Business Day.

-Each wire under $5,000 is subject to a $15 fee.
-Two wires of $5,000 or more are  permitted  without  charge  each  month.  Each additional  wire is $15.
-Wires  must be directed  to your  predesignated  bank account.
-Each wire which is directed outside the U.S. is subject to a $40 fee.

MONEY MARKET DRAFT CHECK REDEMPTIONS  (CLASS A SHARES ONLY)

Free draft check writing privileges are available for First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund non-retirement account owners who maintain a minimum balance of $1,000. We will not issue draft checks if your account balance is less than $1,000. Each check drawn on an account with a balance of less than $1,000 will be subject to a $10 processing fee which is deducted when the check is paid. Shares purchased by check or by electronic funds transfer that you have owned for less than 15 days are not included in your available balance. It is your responsibility to ensure that your available balance covers the amount of your draft check and any applicable fees including a possible contingent deferred sales charge (CDSC) since, if there are insufficient shares, your redemption check will be returned through banking channels marked "insufficient funds" and may also be subject to fees imposed by your depository bank.


Daily dividends are earned on shares of the First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund shares until a draft check clears against them. Because the Funds accrue daily dividends, you may not redeem your account in its entirety by writing a draft check. Draft checks are subject to the rules and regulations of the Custodian covering checking accounts. We will return your canceled draft checks once a month. Neither the Funds nor the Custodian can certify or directly cash a draft check.


Draft checks are not available for:

1. retirement accounts

2. Super Checking accounts

3. Class B share fund accounts

4. Accounts registered to a foreign address

5. ESAs.

Please notify us immediately if your draft checks are lost or stolen. "Stop payment" requests must be directed to Administrative Data Management Corp. However, there is no guarantee that a "stop payment" request will stop the payment of the draft check.

Complete the Money Market Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026. Additional documentation is required to establish draft check writing privileges for trusts, corporations, partnerships, and other entities. Call Shareholder Services for further information.

The Funds bear all expenses relating to the Money Market Draft Check Redemption Privilege. We reserve the right to amend or terminate the privilege at any time.

REDEMPTIONS-IN-KIND

If a FI Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a FI Fund to make payment wholly or partly in cash, the FI Fund may pay redemption proceeds in whole or part by a distribution in kind of securities from the portfolio of the FI Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash.

HOW TO EXCHANGE SHARES

Subject to the conditions listed below, you have the right to exchange shares of any FI Fund for the shares of the same class of any other FI Fund without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it.


Unless you have declined telephone privileges, you or your representative may be able to exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.
Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.


A FI Fund reserves the right to reject or restrict any specific purchase or exchange request if the FI Fund determines that doing so is in the best interest of the FI Fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The FI Funds also reserve the right to reject any exchange that in the FI Funds' opinion is part of a market timing strategy. In the event a FI Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

EXCHANGE CONDITIONS
There are a number of conditions on the free exchange privilege.

1: You may only exchange shares within the same class.

2: Exchanges can only be made into identically owned accounts.

3: Exchanges into a new FI Fund account must meet the new FI Fund's minimum initial investment.

4: The FI Fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: If you exchange shares to a new FI Fund account, the dividend and capital gain options will apply to the new FI Fund account as well as the original account if it remains open. If you exchange shares into an existing FI Fund account, the dividend and capital gain options on the existing FI Fund account will remain in effect.

7: If you exchange shares of a FI Fund which are subject to a CDSC (including any Class A shares purchased because the purchase amount exceeded $1 million or was made during an NAV promotion), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares with one exception. If you exchange Class A shares for shares of Class A money market fund, the CDSC will be deducted from the amount exchanged.

8: Since there is no sales charge on Class A share money market fund purchases, you cannot exchange Class A money market fund shares into the shares of another First Investors Fund without incurring a sales charge unless you have already paid a sales charge on the shares (e.g., you purchased a First Investors Fund with a sales charge and exchanged into the money market fund).

9: If you are exchanging shares on which a sales charge was already paid, the dividends earned on those shares are also eligible for the free exchange privilege.

10: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

11: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

12: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original FI Fund or the FI Fund you are exchanging into ("receiving fund") or if you want it terminated.

Without specific instructions, we will amend account privileges as outlined below:

                               EXCHANGE           EXCHANGE                EXCHANGE A PORTION OF
                               ALL SHARES TO      ALL SHARES TO MULTIPLE  SHARES TO ONE OR
                               ONE FUND           FUNDS                   MULTIPLE FUNDS
--------------------------------------------------------------------------------------------------

MONEY LINE (ML)                ML moves to        ML stays with           ML stays with
                               Receiving Fund     Original Fund           Original Fund

AUTOMATIC PAYROLL INVESTMENT   API moves to       API is allocated        API stays with
(API)                          Receiving Fund     equally to Receiving    Original Fund
                                                  Funds

SYSTEMATIC                     SWP moves to       SWP canceled            SWP stays with
WITHDRAWALS                    Receiving Fund                             Original Fund
(SWP)

AUTOMATED RETIREMENT           $ moves to         $ stays with            & stays with
CONTRIBUTIONS*                 Receiving Fund     Original Fund           Original Fund

* Contributions remitted by the employer for 403(b), 401(k) Simplifier, SEP-IRA, and SARSEP-IRA accounts

TELEPHONE EXCHANGES
You, your  registered  representative  or any authorized  person can exchange by
phone  shares  of  any  non-retirement   account  provided  you  have  telephone
privileges (see "Telephone Privileges").

You, your registered representative or any authorized person can also use telephone privileges to exchange shares of any eligible FI Fund (1) within any participant directed FI prototype IRA, 403(b), or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file); and (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1(800) 423-4026 to obtain a Qualified Retirement Plan Application.

By Phone:           Call Special Services from 9:00 a.m. to 5:00 p.m., ET.
1(800) 342-6221     Orders received after the close of the NYSE, usually 4:00
                    p.m., ET, are processed the following Business Day.

                    1. You must have telephone privileges. (see "Telephone Privileges".)
                    2.    Certificate  shares  cannot be exchanged by phone.
                    3. For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services Department at 1 (800) 423-4026 to determine whether additional documents to are necessary.

WRITTEN EXCHANGES

Written instructions are acceptable for any exchange.
For Express Mail, send to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send to:   1.   Send us  written  instructions  signed  by all
                             account   owners   exactly   as  the   account   is
                             registered.

Administrative Data          2.   Include the  name  and  account number of your
Management Corp.             FI Fund.
P.O. Box 5198
Woodbridge, NJ 07095-0916    3.   Indicate either the  dollar  amount, number of
                             shares or percent of the source account you want to exchange.

                             4. Specify the existing account number or the name of the new Fund you want to exchange into.

                             5. Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.

                             6. For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services at 1 (800) 423-4026.

WHEN SIGNATURE GUARANTEES ARE REQUIRED

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP").


A signature guarantor may not amend or limit the scope of the guarantee in any way. The guarantee may not be dated or altered in an attempt to guarantee less than all signatures on a document. The surety bond coverage provided must equal or exceed the amount of the transaction. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.


Signature guarantees are required:

1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions to the address of record when the address of record has changed within 60 days of the request (unless the written address change request was signed by all owners and signature guaranteed).

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6: When shares are transferred to a new registration.

7: When certificated (issued) shares are redeemed or exchanged.


8: To establish any EFT service or to amend banking information on an existing EFT service.

9: For requests to change the address of record to a P.O. box. The residential street address must also be provided.


10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.


14: Any other instance whereby a FI Fund or its transfer agent deems it necessary as a matter of prudence.

STATEMENTS & REPORTS

TRANSACTION CONFIRMATION STATEMENTS
You will receive a confirmation statement immediately after most transactions. These include:


-dealer purchases.
-check investments.
-Federal Funds wire purchases.
-redemptions.
-exchanges.
-transfers.
-systematic withdrawals.
-issued certificates.

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement.

 A separate confirmation statement is generated for each FI Fund account you own. It provides:

-Your FI Fund account number. -The date of the transaction.
-A description of the transaction (purchase,  redemption,  etc.).
-The number of shares  bought  or  sold  for  the  transaction.
-The  dollar  amount  of  the transaction.
-The dollar  amount of the dividend  payment (if  applicable).
-The total share balance in the account.
-The dollar  amount of any  dividends or capital gains paid.
-The number of shares held by you, held for you (including escrow shares), and the total number of shares you own.

The  confirmation  statement also may provide a perforated  investment stub with
your  preprinted  name,  registration,   and  fund  account  number  for  future
investments.


You should review your confirmation statements carefully. If you fail to notify us of any errors or omissions within 30 days, we will not accept responsibility for any resulting liability.


PROSPECTUSES

A prospectus for each FI Fund you purchase is also mailed to you with your initial confirmation statement concerning a fund purchase and thereafter once a year. The prospectus provides the fund's objectives, risks, expenses, results, policies and information concerning the portfolio managers. A prospectus may be obtained from our website firstinvestors.com by selecting the Mutual Funds category.

MASTER ACCOUNT STATEMENTS

If FI is your broker, you will receive a Master Account Statement for all your identically owned FI Fund accounts on a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance variable annuities or life insurance you may own. Joint accounts registered under your taxpayer identification number and custodial accounts for which you are the custodian will appear on separate Master Account Statements but may be mailed in the same envelope upon request. You may request that the quarterly statements for different customers that reside at the same address be mailed in one envelope by contacting Shareholder Services and ordering a Combined Mailing Authorization Form.

The Master Account Statement provides the following information for each FI Fund you own:
-FI Fund name.
-FI Fund's current market value.
-total distributions paid year-to-date.

ANNUAL AND SEMI-ANNUAL REPORTS

You will also receive an Annual and a Semi-Annual Report covering each FI Fund that you own. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the FI Fund as well as a detailed accounting of all portfolio holdings. The Annual report will also contain an analysis by the Portfolio Manager of the Fund's performance over the prior year. You will receive one report per household, unless you specifically request a separate report for each customer in accordance with our householding policy.

DIVIDENDS & DISTRIBUTIONS

Except as provided below, for FI Funds that declare daily dividends, your shares start earning dividends on the first Business Day following the day of purchase. Your shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.

For First Investors money market fund purchases, if we receive a Federal Funds wire transfer prior to 12:00 p.m., ET, and you have given us the proper notification beforehand (see "Federal Funds Wire Transfer"), your shares start earning dividends on the day of purchase. Redemptions by wire out of the money market funds will not earn dividends on the day of redemption.

The FI Funds pay dividends from net investment income and distribute the accrued earnings to shareholders as noted below:

--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE

--------------------------------------------------------------------------------
MONTHLY:                            QUARTERLY:                ANNUALLY (IF ANY):
Cash Management Fund                Blue Chip Fund            All-Cap Growth Fund
Fund for Income                     Growth & Income Fund      Focused Equity Fund
Government Fund                     Total Return Fund         Global Fund
Insured Intermediate Tax Exempt     Value Fund                Mid-Cap Opportunity Fund
Insured Tax Exempt Fund                                       Special Situations Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Single State Insured Tax Free Funds
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund
-------------    ---------------------------------------------------------------

Capital gains distributions, if any, are paid annually, usually near the end of the FI Fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividends or capital gains distributions are automatically reinvested to purchase additional FI Fund shares unless otherwise instructed. We reserve the right to send dividend and capital gain distributions that are remitted by check to a U.S. address only. Upon notification that all owners are deceased, all distributions are automatically reinvested. Dividends and capital gains distributions of less than $10.00 are automatically reinvested to purchase additional FI Fund shares.


If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."


There is no advantage to buying a dividend because a FI Fund's net asset value per share is reduced by the amount of the dividend.

TAXES & FORMS
------------------------------------------------------------------------------------------------
TAX FORM                          DESCRIPTION                                          MAILED BY

------------------------------------------------------------------------------------------------

1099-DIV*         Consolidated report lists all taxable dividend and capital          January 31
                  gains distributions for all of the shareholder's accounts.
                  Also includes foreign taxes paid and any federal income tax withheld due to backup withholding.

------------------------------------------------------------------------------------------------
1099-B            Lists proceeds from all redemptions including systematic            January 31
                  withdrawals and exchanges.  A separate form is issued for
                  each FI Fund account. Includes amount of federal income tax withheld  due to backup withholding.

------------------------------------------------------------------------------------------------
1099-R            Lists taxable distributions from a retirement account. A            January 31
                  separate form is issued for each FI Fund account. Includes federal income tax withheld due to IRS withholding
                  requirements.

------------------------------------------------------------------------------------------------
5498              Provided to shareholders who made an annual IRA contribution            May 31
                  or rollover purchase. Also provides the account's fair
                  market value as of the last business day of the tax year.  A separate form is issued for each FI Fund account.

------------------------------------------------------------------------------------------------
1042-S            Provided to non-resident alien shareholders to report the             March 15
                  amount of fund dividends paid and the amount of federal
                  taxes withheld.   A separate form is issued for each FI Fund
                  account.

------------------------------------------------------------------------------------------------
Cost Basis        Uses the "average cost-single category" method to show the          January 31
Statement         cost basis of any shares sold or exchanged.  Information is provided to assist shareholders in calculating capital gains or losses.  A separate statement, included with Form 1099-B, is issued for most FI Fund accounts.  This statement is not reported to the IRS and does not include money market funds or retirement accounts.

------------------------------------------------------------------------------------------------
Tax Savings       Consolidated report lists all amounts not subject to                January 31
Report for        federal, state and local income tax for all the
Non-Taxable       shareholder's accounts.   Also includes any amounts subject
Income            to alternative minimum tax.  Not reported to the IRS.

------------------------------------------------------------------------------------------------
Tax Savings       Provides the percentage of income paid by each FI Fund that         January 31
Summary           may be exempt from state income tax.  Not reported to the
                  IRS.

------------------------------------------------------------------------------------------------

Each FI Fund must withhold and remit to the U.S. Treasury a percentage of dividends, capital gains distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the FI Fund is correct, who furnishes an incorrect number, or who is designated by the IRS as being subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on that owner's federal tax return.

* The IRS does not require investment companies to issue Form 1099-DIV to report taxable dividend and capital gain distributions of less than $10 per FI Fund account, unless the account is subject to IRS imposed backup withholding tax.

OTHER POLICIES

SHARE CERTIFICATES
Every time you make a purchase of Class A shares, we will credit shares to your FI Fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.


Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.


Certificates can only be issued in the name of the accountholder(s).

NAME CHANGES
A name change may occur due to marriage or divorce. To change your name, send us a signature guaranteed letter of instruction signed with your old and new signatures along with a certified copy of your marriage certificate or divorce decree.


TRANSFERRING OWNERSHIP OF SHARES
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same FI Fund. You can transfer your shares at any time, however, we will only transfer the ownership to an FI Fund account which has a U.S. address. Partial transfers must meet the minimum initial investment requirement of the FI Fund.

To transfer shares, submit a letter of instruction including:

-     Your account number
-     Dollar amount, percentage, or number of shares to be transferred
-     Existing account number receiving the shares (if any)
- The name, address, date of birth, taxpayer identification number and such other information as may be required by law of each customer receiving the shares
- The signature of each account owner requesting the transfer with signature guarantee(s).

If FI is your broker-dealer, we will request that the transferee complete a MAA to establish a brokerage account with FI and certify his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded. Furthermore, a W-9 Form will be required to certify the taxpayer identification number.


Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.


HOUSEHOLDING OF DISCLOSURE DOCUMENTS
It is our policy to send only one copy of the FI Fund's prospectus, annual report, and semi-annual report to all family members who reside in the same household. This reduces FI Fund expenses, which benefits you and other shareholders.


We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1(800) 423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within 30 days of receiving your request.

RETURNED MAIL
If mail is returned to the FI Fund marked undeliverable by the U.S. Postal Service with no forwarding address after two consecutive mailings, and the FI Fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges will also be discontinued.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see "When Signature Guarantees Are Required"). Additional requirements may apply for certain accounts. Call Shareholder Services at 1
(800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the FI Fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your FI Fund shares and outstanding dividend checks may be turned over in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the FI Fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The FI Fund may deduct the costs associated with the search from your account.


YOUR PRIVACY
We use the strictest standards to safeguard your information. We obtain information from you that is necessary to make suitable investment recommendations for you, such as your occupation, age, financial resources, investment experience and objectives. We also keep track of the investments you make through us. If you purchase insurance, we also obtain information concerning your medical history, credit history, and driving record. We use your information only to process transactions that you have authorized, and to service your account. We do not disclose your information to any third party, except as permitted by law. We restrict access to your information to those persons who need to know it. We also maintain physical, electronic, and procedural measures to ensure that unauthorized persons do not obtain access to your information.


SUPER CHECKING PROGRAM
Class A shareholders may establish Super Checking. Super Checking links your Fund account with a non-interest bearing checking account at First Investors Federal Savings Bank ("FIFSB"), an affiliates of the Funds. Each day, each Fund automatically "sweeps" or transfers funds to your FIFSB account to cover your withdrawals, in increments of $100 ($1,000 for Business Super Checking) to maintain a balance of $1,000 ($3,000 in Business Super Checking). FIFSB will accept deposits into the FIFSB account only by an electronic direct deposit, a federal funds wire transfer or by "sweep" from your Fund account. You will receive a consolidated monthly reconciliation statement summarizing all transactions. The Federal Deposit Insurance Corporation ("FDIC") insures your funds in your FFS account up to $100,000. Shares of your Fund are not insured by the FDIC are not obligations of or guaranteed by FIFSB, and are subject to risk of loss of principal. For more information of the Super Checking Program, see the Super Checking Account and Sweep Agreement or call FIFSB at 1 (800) 304-7748.

CONTACT INFORMATION

While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:


1:   For Express Mail, write us at:               2:    For Regular Mail, write us at:
     ADMINISTRATIVE DATA MANAGEMENT CORP.               ADMINISTRATIVE DATA MANAGEMENT CORP.
     581 MAIN STREET                                    P.O. BOX 5198
     WOODBRIDGE, NJ 07095-1198                          WOODBRIDGE, NJ 07095-0916

3:   Call our Shareholder Services Department     4:    Visit us at any time
     at 1 (800) 423-4026 24 hours a day.                on-line at www.firstinvestors.com

OUR SHAREHOLDER SERVICES DEPARTMENT
1 (800) 423-4026

Call our toll-free Shareholder Service line 24 hours a day for procedures, FI Fund information, FI Fund prices and for recent account transactions after you have obtained a password. To speak to a shareholder services representative, please call Monday through Friday between the hours of 9:00 a.m. and 6:00 p.m., ET.

Call us to update or correct your:

- Address or phone number. For security purposes, the FI Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.
- Birth date (important for retirement distributions).
- Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).


Call us to request:


- Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).
- A stop payment on a dividend, redemption or money market draft check.
- Suspension  (up to six months) or  cancellation  of Money Line.
- A duplicate copy of a statement, cancelled check or tax form.
      Canceled Check Fee:
                        $10 fee for a copy of a cancelled dividend, liquidation, or investment check.
                        $15 fee for a copy of a cancelled money market draft check.
      Duplicate Tax Form Fees:    Current Year      Free
                                  Prior Year(s)     $7.50 per tax form per year.
- Cancellation of cross-reinvestment of dividends.
- A history of your account (the fee can be debited from your non-retirement account).
                  Fees: 1974 - 1982*      $10 per year fee
                        1983 - present    $5 total fee for all years
                        Current & Two Prior Years     Free
                        *Account histories are not available prior to 1974.

Provided you have telephone privileges, you can also call us to:

- Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations differ.
- Change the allocation of your Money Line or Automatic Payroll Investment payment.
- Change the amount of your Systematic Withdrawal payment on non-retirement accounts.
- Request a share certificate to be mailed to your address of record (non-retirement accounts only).
- Request money market fund draft checks (non-retirement accounts only) provided your account balance is at least $1,000.
Additional written documentation may be required for certain registrations.

E-MAIL
You can e-mail service related inquiries to our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account inquiries such as:

- Literature on our FI Funds and services.
- Prospectus,  annual report, and Statements of Additional Information requests.
- Check copy requests.
- Duplicate statement requests.
- Procedural inquiries.
- Account research.


E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.



WEB ACCESS
You can access your account and a wealth of other  company  information  at your
convenience   -  24   hours  a  day,   7  days  -   through   our  web  site  at
www.firstinvestors.com. Our web site allows you to:

      -Download FI Fund prospectuses and current Shareholder Manual

      -Acquaint yourself with our range of client services

      -Explore career opportunities

      -Download educational articles on a variety of investment-related issues

      -Review FI Fund descriptions and top 10 portfolio holdings

      -Review FI Fund performance and portfolio management.

In  addition,  after you have obtained a password, our web site allows you to:
      -Review your current account balance.
      -View recent current and prior year transactions, such as investments and redemptions.
      -Access your most recent  Quarterly  Master Account  Statement.
      -Check FI Fund  prices.
      -Verify  that money  market  checks have  cleared.
      -Obtain current year tax forms.

To begin enjoying these benefits, follow the directions below:
      - Visit our Web site at www.firstinvestors.com or call us at 1-(800)-423-4026 to request web access.

      - From the home page, select Customer Login

      - Click on Request Password.

      - Enter your full "Customer Number" or full "Account Number" and the last four digits of your "Taxpayer Identification Number" (i.e., your Social Security number or Employee ID number), then click on Submit.

      - Within 3 to 5 business days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts.

      - After receiving your User Name and Password, visit our Web site and select the Your Account section. Then click on the Your Account button.

      - Enter the User Name and Password that we provided. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember.

Keep your password confidential to safeguard your account. Contact us immediately if someone else has obtained your password or accessed your account. First Investors' web site is a Veri Sign Secure Site and we use state of the art encryption technology to keep your account private. We recommend that you use 128-bit encryption when viewing your account information.

First Investors does not accept orders for transactions via our Web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access. Call Shareholder Services at 1(800) 423-4026 for assistance.

                             [LOGO] FIRST INVESTORS



         PRINCIPAL UNDERWRITER                        TRANSFER AGENT
      First Investors Corporation          Administrative Data Management Corp.
             95 Wall Street                           581 Main Street
           New York, NY 10005                      Woodbridge, NJ 07095
             1-212-858-8000                           1-800-423-4026







SHARMAN  REV 05/01/03

                              PART C. OTHER INFORMATION
                              -------------------------

Item 23.   Exhibits
           --------

     (a)(i)      Declaration of Trust(2)

     (a)(ii)     Supplemental Declaration of Trust(2)

     (b)         By-laws(1)



     (c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Declaration of Trust and (b) Articles III and V of Registrant's By-laws


     (d) Investment Advisory Agreement between Registrant and First Investors Management Company(1)


     (e) Underwriting Agreement between Registrant and First Investors Corporation - filed herewith


     (f)         Bonus, profit sharing or pension plans - none

     (g)(i) Custodian Agreement between Registrant and Irving Trust Company with respect to Registrant's First Series(2)

     (g)(ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(2)

     (h)(i) Transfer Agent Agreement between Registrant and Administrative Data Management Corp.(3)

     (h)(ii)     Amended Schedule A to Transfer Agent Agreement(4)

     (i)         Opinion and Consent of Counsel - filed herewith

     (j)(i)      Consent of Independent Accountants - filed herewith

     (j)(ii) Powers of Attorney for Ms. Head and Messrs. Head, Reed, Rubinstein, Srygley, Sullivan and Wentworth(1)

     (j)(iii)    Power of Attorney for Mr. Grohol(5)

     (j)(iv)     Power of Attorney for Mr. Lavoie(5)

     (k)         Financial statements omitted from prospectus - none

     (l)         Initial capital agreements - none

     (m)         Distribution Plan - none

     (n)         Plan pursuant to Rule 18f-3 - none

     (o)         Reserved

     (p) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(4)
_______________________
(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 12 to Registrant's Registration Statement (File No. 2-94932) filed on April 20, 1995.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 13 to Registrant's Registration Statement (File No. 2-94932) filed on April 18, 1996.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 18 to Registrant's Registration Statement (File No. 2-94932), filed on April 28, 2000.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924), filed on October 11, 2000.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 19 to Registrant's Registration Statement (File No. 2-94932), filed on April 20, 2001.

Item 24.   Persons Controlled by or Under Common Control with  Registrant
           --------------------------------------------------------------

           There are no persons controlled by or under common control with the Registrant.

Item 25.   Indemnification
           ---------------

           ARTICLE XI, SECTIONS 1 AND 2 OF REGISTRANT'S DECLARATION OF TRUST PROVIDE AS FOLLOWS:

           Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

           Section 2.

           (a)    Subjectto the exceptions and limitations  contained in Section
                  (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words  "claim,"  "action,"  "suit,"  or  "proceeding"
                       shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b)    No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                  (A)  by the court or other body approving the settlement; or

                  (B) by at least a majority or those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                  (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

           NUMBER 7 OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT PROVIDES AS FOLLOWS:

           7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

           NUMBER 12 OF THE  REGISTRANT'S  UNDERWRITING  AGREEMENT  PROVIDES  AS
FOLLOWS:


           12. Limitation of Liability. The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1993 Act"), or the 1940 Act.

           ARTICLE VII, NUMBER 1 OF THE REGISTRANT'S CUSTODIAN AGREEMENT PROVIDES AS FOLLOWS:

           1. Neither the Custodian nor its nominee shall be liable for any loss or damage including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion.

           NUMBERS 5 AND 6 OF THE REGISTRANT'S TRANSFER AGENT AGREEMENT PROVIDE AS FOLLOWS:

           5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

           6. INDEMNIFICATION.

           A) The Fund shall indemnify and hold ADM harmless against any Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

           B) The Transfer Agent shall not pay or settle any claim, demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

           The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------


           First Investors Management Company, Inc. ("FIMCO") is a registered investment adviser and provides investment management services to the Registrant. The description of FIMCO under the caption "Fund Management" in the Prospectus and under the caption "Management" in Part II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption "Directors/Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.


Item 27.   Principal Underwriters
           ----------------------

     (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

           Executive Investors Trust
           First Investors Cash Management Fund, Inc.
           First Investors Fund For Income, Inc.
           First Investors Global Fund, Inc.
           First Investors Government Fund, Inc.

           First Investors Insured Tax Exempt Fund, Inc.
           First Investors Multi-State Insured Tax Free Fund
           First Investors New York Insured Tax Free Fund, Inc.
           First Investors Series Fund
           First Investors Series Fund II, Inc.
           First Investors Tax-Exempt Money Market Fund, Inc.
           First Investors Life Variable Annuity Fund A
           First Investors Life Variable Annuity Fund C
           First Investors Life Variable Annuity Fund D
           First Investors Life Level Premium Variable Life Insurance (Separate Account B)

           (b)   The following persons are the officers and directors of the
                 Underwriter:


      The principal business address of each director and officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, New York 10005.


                             Position and                  Position and
                             Office with First             Office with
Name                         Investors Corporation         Registrant
----                         ---------------------         ----------

Glenn O. Head                Chairman of the Board         Trustee
                             and Director

Kathryn S. Head              Vice President                President and Trustee
                             and Director

Lawrence A. Fauci            Director                      None

John T. Sullivan             Director                      Chairman of the
                                                           Board and Trustee

Marvin M. Hecker             Executive Vice President      None

Larry R. Lavoie              Director, Secretary and       Trustee
                             General Counsel

Frederick Miller             Senior Vice President         None

Robert Flanagan              President                     None

William M. Lipkus            Chief Financial Officer       None
                             and Treasurer

Anne Condon                  Vice President                None

Elizabeth Reilly             Vice President                None

Matthew Smith                Vice President                None

Concetta Durso               Assistant Vice President      Vice President and
                             and Assistant Secretary       Secretary

Randy Pagan                  Assistant Vice President      None

Mark Segal                   Assistant Vice President      None

Carol Lerner Brown           Assistant Secretary           Assistant
                                                           Secretary

     (c)   Not applicable

Item 28.   Location of Accounts and Records
           --------------------------------

           Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29.   Management Services
           -------------------

           Not Applicable.

Item 30.   Undertakings
           ------------

           None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Post-Effective Amendment 21 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 30th day of April 2003.

                                    FIRST INVESTORS U.S. GOVERNMENT
                                    PLUS FUND


                                    By:   /s/ Kathryn S. Head
                                          ---------------------------
                                          Kathryn S. Head*
                                          President and Trustee

     Pursuant to the requirements of the 1933 Act, this Amendment No. 21 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kathryn S. Head            President and Trustee           April 30, 2003
-----------------------------
Kathryn S. Head*

/s/ Joseph I. Benedek          Treasurer and Principal         April 30, 2003
-----------------------------  Accounting Officer
Joseph I. Benedek

/s/ Glenn O. Head              Trustee                         April 30, 2003
-----------------------------
Glenn O. Head

/s/ Robert M. Grohol           Trustee                         April 30, 2003
-----------------------------
Robert M. Grohol*

/s/ Larry R. Lavoie            Trustee                         April 30, 2003
-----------------------------
Larry R. Lavoie

/s/ Rex R. Reed                Trustee                         April 30, 2003
-----------------------------
Rex R. Reed*

/s/ Herbert Rubinstein         Trustee                         April 30, 2003
-----------------------------
Herbert Rubinstein*

/s/ James M. Srygley           Trustee                         April 30, 2003
-----------------------------
James M. Srygley*

/s/ John T. Sullivan           Chairman of the Board           April 30, 2003
-----------------------------  and Trustee
John T. Sullivan*

/s/ Robert F. Wentworth        Trustee                         April 30, 2003
-----------------------------
Robert F. Wentworth*



* By: /s/ Larry R. Lavoie
      -----------------------------
      Larry R. Lavoie
      (Attorney-in-Fact)

                                INDEX TO EXHIBITS

Exhibit
Number      Description
------      -----------

23(e)       Underwriting   Agreement  between  Registrant  and  First  Investors
            Corporation

23(i)       Opinion and Consent of Counsel

23(j)(i)    Consent of Independent Accountants